UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: February 5, 2007

CAPITAL ONE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13300	54-1719854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 5, 2007, Capital One Financial Corporation (“Capital One” or the “Company”), and Capital One Capital IV, a statutory trust formed under the laws of the State of Delaware (the “Trust”), closed the public offering of $500,000,000 aggregate liquidation amount of the Trust’s 6.745% Capital Securities (the “Capital Securities”), representing preferred beneficial interests in the Trust, pursuant to an Underwriting Agreement dated January 29, 2007, among the Company, the Trust and J.P. Morgan Securities Inc., Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, and Wachovia Capital Markets, LLC, as representatives (the “Representatives”) of the underwriters named in Schedule I thereto (collectively, the “Underwriters”). The Capital Securities are guaranteed on a subordinated basis by the Company pursuant to a Guarantee Agreement (the “Guarantee”) between the Company and The Bank of New York, as Guarantee Trustee. The proceeds from the sale of the Capital Securities, together with the proceeds from the sale by the Trust of its common securities, were invested by the Trust in 6.745% Capital Efficient Notes due 2082 (the “CENts”), issued pursuant to a Junior Subordinated Indenture dated June 6, 2006, as supplemented by the Third Supplemental Indenture dated February 5, 2007 (the “Indenture”), between the Company and The Bank of New York, as Indenture Trustee. The Capital Securities, the CENts and the Guarantee have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File No. 333-133943).

On February 5, 2007, in connection with the issuance of the Capital Securities, Sullivan & Cromwell LLP rendered an opinion regarding certain tax matters. A copy of that opinion is attached as Exhibit 8.1 to this report.

On February 5, 2007, in connection with the closing of the Capital Securities offering, the Company entered into a Replacement Capital Covenant (the “Covenant”), whereby the Company agreed for the benefit of certain of its debtholders named therein that it would not redeem or repurchase the CENts unless such repurchases or redemptions are made from the proceeds of the sale of specified securities with equity-like characteristics that are the same as, or more equity-like than, the applicable characteristics of the Capital Securities or the CENts at the time of such redemption or repurchase. A copy of the Covenant is attached hereto as Exhibit 99.1 to this report.

The foregoing description of the Capital Securities, the CENts, the Covenant and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
1.1	Underwriting Agreement dated January 29, 2007, among Capital One Financial Corporation, Capital One Capital IV and J.P. Morgan Securities Inc., Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, and Wachovia Capital Markets, LLC, as Representatives of the Underwriters

4.1	Indenture dated June 6, 2006 between Capital One Financial Corporation and The Bank of New York as Indenture Trustee (incorporated herein by reference to Exhibit 4.1 of the Form 8-K filed on June 12, 2006)

4.2	Third Supplemental Indenture dated February 5, 2007 between Capital One Financial Corporation and The Bank of New York as Indenture Trustee

4.3	Amended and Restated Declaration of Trust of Capital One Capital IV dated February 5, 2007 between Capital One Financial Corporation as Sponsor, The Bank of New York as Institutional Trustee, The Bank of New York (Delaware) as Delaware Trustee and the Administrative Trustees named therein

4.4	Guarantee Agreement dated February 5, 2007 between Capital One Financial Corporation and The Bank of New York as Guarantee Trustee

4.5	Specimen Capital Security Certificate (included as part of Exhibit 4.3)

4.6	Specimen Capital Efficient Note (included as part of Exhibit 4.2)

8.1	Opinion of Sullivan & Cromwell LLP dated February 5, 2007, regarding certain tax matters

99.1	Replacement Capital Covenant of Capital One Financial Corporation dated February 5, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Dated: February 7, 2007	By:	/s/ John G. Finneran Jr.
John G. Finneran Jr.
General Counsel and Corporate Secretary

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EXHIBIT INDEX

Exhibit	Description
1.1	Underwriting Agreement dated January 29, 2007, among Capital One Financial Corporation, Capital One Capital IV and J.P. Morgan Securities Inc., Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, and Wachovia Capital Markets, LLC, as Representatives of the Underwriters

4.1	Indenture dated June 6, 2006 between Capital One Financial Corporation and The Bank of New York as Indenture Trustee (incorporated herein by reference to Exhibit 4.1 of the Form 8-K filed on June 12, 2006)

4.2	Third Supplemental Indenture dated February 5, 2007 between Capital One Financial Corporation and The Bank of New York as Indenture Trustee

4.3	Amended and Restated Declaration of Trust of Capital One Capital IV dated February 5, 2007 between Capital One Financial Corporation as Sponsor, The Bank of New York as Institutional Trustee, The Bank of New York (Delaware) as Delaware Trustee and the Administrative Trustees named therein

4.4	Guarantee Agreement dated February 5, 2007 between Capital One Financial Corporation and The Bank of New York as Guarantee Trustee

4.5	Specimen Capital Security Certificate (included as part of Exhibit 4.3)

4.6	Specimen Capital Efficient Note (included as part of Exhibit 4.2)

8.1	Opinion of Sullivan & Cromwell LLP dated February 5, 2007, regarding certain tax matters

99.1	Replacement Capital Covenant of Capital One Financial Corporation dated February 5, 2007

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